UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

TERRESTRIAL ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42252	98-1785406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2730 W. Tyvola Road, Suite 100

Charlotte, NC 28217

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 687-8212

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMSR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Common Stock at a price of $11.50 per share	IMSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On July 22, 2026, the Board of Directors (the "Board") of Terrestrial Energy Inc. (the “Company”) appointed Kathryn McCarthy to serve as a director of the Company, effective on July 22, 2026.

Ms. McCarthy has served as Senior Advisor at Oak Ridge National Laboratory since 2025, supporting strategic decisions in the US ITER Project and fusion and fission research and development. Previously, she served as Director of the US ITER Project Office at Oak Ridge National Laboratory from 2020 to 2025, where she provided strategic leadership for the US participation in the international ITER fusion energy project. Prior to that, she served as Vice President of Research and Development at Canadian Nuclear Laboratories from 2017 to 2020, and held senior leadership positions at Idaho National Laboratory from 2003 to 2017, including Deputy Associate Laboratory Director for Nuclear Science and Technology and Director of Nuclear Science and Engineering.

Ms. McCarthy will receive compensation consistent pursuant to the Company’s non-employee director compensation policy, as described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 29, 2026, in connection with the Company’s 2026 Annual Meeting of Stockholders. Ms. McCarthy has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on November 3, 2025.

There are no arrangements or understandings between Ms. McCarthy and any other person pursuant to which she was selected as a director. There are no transactions involving the Company and Ms. McCarthy that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On July 28, 2026, the Company issued a press release to announce Ms. McCarthy’s appointment to the Board. A copy of the press release is also furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated July 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2026	TERRESTRIAL ENERGY INC.

	By:	/s/ Brian Thrasher
	Name:	Brian Thrasher
	Title:	Chief Financial Officer